SUBSCRIPTION AGREEMENT

 This Subscription Agreement (the “Agreement”), dated as of August 5, 2015 (the “Agreement”), is entered into by and between Louis P Solferino, (the “Subscriber”) and Event Cardio Group Inc., a Nevada corporation (the “Company”).

WHEREAS, the Company is offering to the Subscriber (the “Offering”) 1,000,000 shares of its common stock, par value $0.001 per share (the “Purchased Common Stock”) and a warrant to acquire 1,000,000 shares of common stock of the Company for an exercise price of $0.10 per share (the “Warrant” and collectively with the Purchased Common Stock, the “Securities”) and the Subscriber wishes to purchase, and the Company wishes to sell to the Subscriber, upon the terms and conditions stated in this Agreement, the Purchased Common stock and the Warrant;

WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), and Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission under the 1933 Act; and

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereby agree as follows:

ARTICLE I

PURCHASE OF SECURITIES

Section 1.1 Purchase of the Securities. Subject to the terms and conditions of this Agreement, the Subscriber purchases from the Company, and the Company agrees to issue and sell to the Subscriber the Securities for an aggregate purchase price of $50,000 USD (the “Purchase Price”). The Warrant will be exercisable for a period of four (4) years commencing on the Closing for $0.10 per share and the terms and form of the Warrant will otherwise be subject to the mutual agreement of the Subscriber and the Company. This Agreement shall not be binding upon the Company until it has been accepted by the Company as evidenced by the Company’s execution and delivery of this Subscription Agreement to the Subscriber.

Section 1.2 Payment. Simultaneously herewith, the Subscriber shall make a wire transfer payment or deliver to the Company Subscriber’s good check made out to the Company, in the amount of the Purchase Price. Upon receipt of the Purchase Price the Company will issue the Warrant to subscriber and instruct its transfer agent to deliver the Purchased Common Stock to the Subscriber.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Subscriber that:

Section 2.1 Organization and Qualification. The Company is a corporation validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power and authorization to own its properties and to carry on its business as now being conducted.

Section 2.2 Issuance of Securities. Prior to the Closing, the Securities will be duly authorized and, upon issuance in accordance with the terms hereof, shall be validly issued and free from all taxes, liens and charges with respect to the issue thereof and the Purchase Common Stock shall be fully paid and nonassessable with the Subscriber being entitled to all rights accorded to a holder of Common Stock. The offer and issuance by the Company of the Purchased Common Stock is exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”).

Section 2.3 No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with the offer or sale of the Securities.

Section 2.4 SEC Reports.   The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the 1933 Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the 1933 Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

ARTICLE III

SUBSCRIBER’S REPRESENTATIONS AND WARRANTIES

The Subscriber hereby represents and warrants to the Company:

Section 3.1 Authorization. The Subscriber has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Subscriber, will constitute a valid and legally binding obligation of the Subscriber, enforceable in accordance with the terms hereof.

Section 3.2 No Public Sale or Distribution. The Subscriber is acquiring the Securities in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act and the Subscriber does not have a present arrangement to effect any distribution of the Purchase Common Stock, or the shares that may be purchased on exercise of the Warrant, to or through any person or entity. The Subscriber does not presently have any agreement or understanding, directly or indirectly, with any person to distribute any of the Purchase Common Stock or the shares that may be purchased on exercise of the Warrant.

Section 3.3 Accredited Investor Status. The Subscriber is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D, and the attached Exhibit C (the “Investor Questionnaire”) has been completed by the Subscriber and all of the statements, answers and information contained therein are true and correct as of the Closing Date.

Section 3.4 Reliance on Exemptions. The Subscriber understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Subscriber's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Securities.

Section 3.5 Information. The Subscriber has been furnished with or has had access at the EDGAR Website of the Securities and Exchange Commission to the SEC Reports.  In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities. Subscriber has carefully read, and understands the information in the SEC Reports. Neither such inquiries nor any other due diligence investigations conducted by the Subscriber or its advisors, if any, or its representatives shall modify, amend or affect the Subscriber's right to rely on the Company's representations and warranties contained herein. The Subscriber understands that its investment in the Securities involves a high degree of risk and is able to afford a complete loss of such investment. The Subscriber has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

Sections 3.6, 3.7, 3.8 and 3.9. Affirmation. The Subscriber hereby restates as true and accurate on the date hereof, the Representations and Warranties contained in Sections 3.6, 3.7, 3.8 and 3.9 of the Subscription Agreement dated November 7, 2014 (the “Subscription Agreement”) pursuant to which the Company sold to the Subscriber 700,000 shares of its common stock, par value $0.001 per share, and the information provided by the Subscriber in the confidential purchaser questionnaire executed in connection with his purchase of common stock of the Company on November 7, 2014.

ARTICLE IV
MISCELLANEOUS

Sections 6.1 through 6.11 of the Subscription Agreement are hereby incorporated by reference into this agreement as if restated herein in their entirety.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

/s/ Louis Solferino
Name: Louis P. Solferino

ACCEPTED this 10th day of August, 2015,
on behalf of Event Cardio Group Inc.

By: /s/ John Bentivoglio
Name: John Benticoglio
Title: President